Fair Value of Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments and Risk Management	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Fair value is considered to be the exchange price in an orderly transaction between market participants to sell an asset or transfer a liability at the measurement date. The fair value definition focuses on an exit price, which is the price that would be received in the sale of an asset or the amount that would be paid to transfer a liability.
Hydro One classifies its fair value measurements based on the following hierarchy, as prescribed by the accounting guidance for fair value, which prioritizes the inputs to valuation techniques used to measure fair value into three levels:
Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that Hydro One has the ability to access. An active market for the asset or liability is one in which transactions for the asset or liability occur with sufficient frequency and volume to provide ongoing pricing information.
Level 2 inputs are those other than quoted market prices that are observable, either directly or indirectly, for an asset or liability. Level 2 inputs include, but are not limited to, quoted prices for similar assets or liabilities in an active market, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted market prices that are observable for the asset or liability, such as interest-rate curves and yield curves observable at commonly quoted intervals, volatilities, credit risk and default rates. A Level 2 measurement cannot have more than an insignificant portion of the valuation based on unobservable inputs.
Level 3 inputs are any fair value measurements that include unobservable inputs for the asset or liability for more than an insignificant portion of the valuation. A Level 3 measurement may be based primarily on Level 2 inputs.
Non-Derivative Financial Assets and Liabilities
At December 31, 2020 and 2019, the Company’s carrying amounts of cash and cash equivalents, accounts receivable, due from related parties, short-term notes payable, accounts payable, and due to related parties are representative of fair value due to the short-term nature of these instruments.
Fair Value Measurements of Long-Term Debt
The fair values and carrying values of the Company’s long-term debt at December 31, 2020 and 2019 are as follows:

	2020	2020	2019	2019
As at December 31 (millions of dollars)	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt measured at fair value:
$50 million of MTN Series 33 notes	—	—	50	50
$300 million MTN Series 39 notes	303	303	301	301
Other notes and debentures	13,229	16,226	11,124	13,121
Long-term debt, including current portion	13,532	16,529	11,475	13,472
Fair Value Measurements of Derivative Instruments
Fair Value Hedges
At December 31, 2020, Hydro One Inc. had interest-rate swaps with a total notional amount of $300 million (2019 - $350 million) that were used to convert fixed-rate debt to floating-rate debt. These swaps are classified as fair value hedges. Hydro One Inc.’s fair value hedge exposure was approximately 2% (2019 - 3%) of its total long-term debt. At December 31, 2020, Hydro One Inc. had the following interest-rate swap designated as a fair value hedge:
•a $300 million fixed-to-floating interest-rate swap agreement to convert the $300 million MTN Series 39 notes maturing June 25, 2021 into three-month variable rate debt.
Cash Flow Hedges
At December 31, 2020, Hydro One Inc. had a total of $800 million in 3-year pay-fixed, receive-floating interest-rate swap agreements designated as cash flow hedges. These cash flow hedges are intended to offset the variability of interest rates on the issuances of short-term commercial paper between January 9, 2020 and March 9, 2023.
In March 2020, Hydro One Inc. entered into $400 million of bond forward agreements. Consistent with their intention to mitigate the Company's exposure to variability in interest rates on forecasted fixed-rate long-term debt issuance, the $400 million bond forward agreements were settled upon the issuance of the Series 48 notes in October 2020, for a payment of $3 million on settlement, which is being amortized over the term of the related note.
At December 31, 2020 and 2019, the Company had no derivative instruments classified as undesignated contracts.
In October 2017, the Company entered into a Foreign-Exchange Contract to convert $1,400 million Canadian to US dollars at an initial forward rate of 1.27486 Canadian per 1.00 US dollars, and a range up to 1.28735 Canadian per 1.00 US dollars based on the settlement date. The Foreign-Exchange Contract was contingent on the Company closing the proposed Merger (see Note 4 - Business Combinations) and was intended to mitigate the foreign currency risk related to the portion of the Merger purchase price financed with the issuance of Convertible Debentures. This contract was an economic hedge and did not qualify for hedge accounting. It has been accounted for as an undesignated contract with changes in fair value being recorded in earnings as they occurred. As a result of the termination of the Merger agreement (see Note 4 - Business Combinations) in January 2019, the Foreign-Exchange Contract was terminated and previously recorded unrealized gains of $22 million were reversed in financing charges in 2019. No payment was due or payable by Hydro One related to the Foreign-Exchange Contract.
Fair Value Hierarchy
The fair value hierarchy of financial assets and liabilities at December 31, 2020 and 2019 is as follows:

As at December 31, 2020 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Investments (Note 14)	7	7	—	—	7
Derivative instruments (Note 10)
Fair value hedges	3	3	—	3	—
	10	10	—	3	7

Liabilities:
Long-term debt, including current portion	13,532	16,529	—	16,529	—
Derivative instruments (Notes 15, 16)
Cash flow hedges, including current portion	25	25	—	25	—
	13,557	16,554	—	16,554	—

As at December 31, 2019 (millions of dollars)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Assets:
Investments (Note 14)	2	2	—	—	2
Derivative instruments (Note 14)
Fair value hedges	1	1	—	1	—
Cash flow hedges	2	2	—	2	—
	5	5	—	3	2

Liabilities:
Long-term debt, including current portion	11,475	13,472	—	13,472	—
	11,475	13,472	—	13,472	—
The fair value of the hedged portion of the long-term debt is primarily based on the present value of future cash flows using a swap yield curve to determine the assumption for interest rates. The fair value of the unhedged portion of the long-term debt is based on unadjusted period-end market prices for the same or similar debt of the same remaining maturities.
There were no transfers between any of the fair value levels during the years ended December 31, 2020 or 2019.
Changes in the Fair Value of Financial Instruments Classified in Level 3
The following table summarizes the changes in fair value of financial instruments classified in Level 3 for the years ended December 31, 2020 and 2019:

Year ended December 31 (millions of dollars)	2020	2019
Fair value of assets - beginning	2	22
Additions	5	2
Unrealized loss on Foreign-Exchange Contract included in financing charges (Note 4)	—	(22)
Fair value of assets - ending	7	2
Risk Management
Exposure to market risk, credit risk and liquidity risk arises in the normal course of the Company’s business.
Market Risk
Market risk refers primarily to the risk of loss which results from changes in values, foreign exchange rates and interest rates. The Company is exposed to fluctuations in interest rates, as its regulated return on equity is derived using a formulaic approach that takes anticipated interest rates into account. The Company is not currently exposed to material commodity price risk or material foreign exchange risk.
The Company uses a combination of fixed and variable-rate debt to manage the mix of its debt portfolio. The Company also uses derivative financial instruments to manage interest-rate risk. The Company may utilize interest-rate swaps designated as fair value hedges as a means to manage its interest rate exposure to achieve a lower cost of debt. The Company may also utilize interest-rate derivative instruments, such as cash flow hedges, to manage its exposure to short-term interest rates or to lock in interest-rate levels on forecasted financing.
A hypothetical 100 basis points increase in interest rates associated with variable-rate debt would not have resulted in a significant decrease in Hydro One’s net income for the years ended December 31, 2020 and 2019.
For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in the consolidated statements of operations and comprehensive income. The net unrealized loss (gain) on the hedged debt and the related interest-rate swaps for the years ended December 31, 2020 and 2019 were not material.
For derivative instruments that are designated and qualify as cash flow hedges, the unrealized gain or loss, net of tax, on the derivative instrument is recorded as OCI/OCL and is reclassified to results of operations in the same period during which the hedged transaction affects results of operations. The unrealized loss, net of tax, on the cash flow hedges for the year ended December 31, 2020 recorded in OCL was $20 million (2019 - unrealized gain of $2 million), resulting in an accumulated other comprehensive loss (AOCL) of $18 million related to cash flow hedges at December 31, 2020 (2019 - AOCI of $2 million). During the year ended December 31, 2020, a loss of $7 million was reclassified to financing charges (2019 - $nil). The Company estimates that the amount of AOCL, net of tax, related to cash flow hedges to be reclassified to results of operations in the next 12 months is $8 million. Actual amounts reclassified to results of operations depend on the interest rate risk in effect until the derivative contracts mature. For all forecasted transactions, at December 31, 2020, the maximum term over which the Company is hedging exposures to the variability of cash flows is approximately two years.
The Pension Plan manages market risk by diversifying investments in accordance with the Pension Plan’s Statement of Investment Policies and Procedures (SIPP). Interest rate risk arises from the possibility that changes in interest rates will affect the fair value of the Pension Plan’s financial instruments. In addition, changes in interest rates can also impact discount rates which impact the valuation of the pension and post-retirements and post-employment liabilities. Currency risk is the risk that the value of the Pension Plan’s financial instruments will fluctuate due to changes in foreign currencies relative to the Canadian dollar. Other price risk is the risk that the value of the Pension Plan’s investments in equity securities will fluctuate as a result of changes in market prices, other than those arising from interest rate risk or currency risk. All three factors may contribute to changes in values of the Pension Plan investments. See Note 20 - Pension and Post-Retirement and Post-Employment Benefits for further details.
Credit Risk
Financial assets create a risk that a counterparty will fail to discharge an obligation, causing a financial loss. At December 31, 2020 and 2019, there were no significant concentrations of credit risk with respect to any class of financial assets. The Company’s revenue is earned from a broad base of customers. As a result, Hydro One did not earn a material amount of revenue from any single customer. At December 31, 2020 and 2019, there was no material accounts receivable balance due from any single customer.
At December 31, 2020, the Company’s allowance for doubtful accounts was $46 million (2019 - $22 million). The allowance for doubtful accounts reflects the Company's CECL for all accounts receivable balances, which are based on historical overdue balances, customer payments and write-offs. At December 31, 2020, approximately 4% (2019 - 5%) of the Company’s net accounts receivable were outstanding for more than 60 days. Please see Note 9 - Accounts Receivable for additions to allowance for doubtful accounts related to the impact of the COVID-19 pandemic.
Hydro One manages its counterparty credit risk through various techniques including (i) entering into transactions with highly rated counterparties, (ii) limiting total exposure levels with individual counterparties, (iii) entering into master agreements which enable net settlement and the contractual right of offset, and (iv) monitoring the financial condition of counterparties. The Company monitors current credit exposure to counterparties on both an individual and an aggregate basis. The Company’s credit risk for accounts receivable is limited to the carrying amounts on the consolidated balance sheets.
Derivative financial instruments result in exposure to credit risk since there is a risk of counterparty default. The maximum credit exposure of derivative contracts, before collateral, is represented by the fair value of contracts at the reporting date. At December 31, 2020 and 2019, the counterparty credit risk exposure on the fair value of these interest-rate swap contracts was not material. At December 31, 2020, Hydro One’s credit exposure for all derivative instruments, and applicable payables and receivables, was with four financial institutions with investment grade credit ratings as counterparties.
The Pension Plan manages its counterparty credit risk with respect to bonds by investing in investment-grade corporate and government bonds and with respect to derivative instruments by transacting only with highly rated financial institutions and by ensuring that exposure is diversified across counterparties.
Liquidity Risk
Liquidity risk refers to the Company’s ability to meet its financial obligations as they come due. Hydro One meets its short-term operating liquidity requirements using cash and cash equivalents on hand, funds from operations, the issuance of commercial paper, and the Operating Credit Facilities. The short-term liquidity under the commercial paper program, the Operating Credit Facilities, and anticipated levels of funds from operations are expected to be sufficient to fund the Company’s operating requirements. The Company's currently available liquidity is also expected to be sufficient to address any reasonably foreseeable impacts that the COVID-19 pandemic may have on the Company’s cash requirements.
On August 20, 2020, Hydro One filed a Universal Base Shelf Prospectus with securities regulatory authorities in Canada. The Universal Base Shelf Prospectus allows Hydro One to offer, from time to time in one or more public offerings, up to $2,000 million of debt, equity or other securities, or any combination thereof, during the 25-month period ending on September 20, 2022.
On September 21, 2020, in order to secure required funding for the redemption of the Series 1 preferred shares (Preferred Shares), Hydro One secured binding commitments for three bilateral two-year senior unsecured term credit facilities (Bilateral Credit Facilities) totalling $201 million. On October 15, 2020, these bilateral commitments were terminated upon receipt of the proceeds of Hydro One’s $425 million long-term debt offering.
On December 17, 2020, HOHL filed a short form base shelf prospectus (US Debt Shelf Prospectus) with securities regulatory authorities in Canada and the US to replace a previous prospectus that expired in December 2020. The US Debt Shelf Prospectus allows HOHL to offer, from time to time in one or more public offerings, up to US$3,000 million of debt securities, unconditionally guaranteed by Hydro One, during the 25-month period ending on January 17, 2023. At December 31, 2020, no securities have been issued under the US Debt Shelf Prospectus.
The Pension Plan’s short-term liquidity is provided through cash and cash equivalents, contributions, investment income and proceeds from investment transactions. In the event that investments must be sold quickly to meet current obligations, the majority of the Pension Plan’s assets are invested in securities that are traded in an active market and can be readily disposed of as liquidity needs arise.